                                                                      Exhibit 21

                           Avery Dennison Corporation

                                                                                 JURISDICTION IN
NAME OF CURRENT SUBSIDIARY                                                       WHICH ORGANIZED
Avery Dennison Dover S.A.                                                       Argentina
Austracote PTY Ltd.                                                             Australia
Avery Dennison Australia Group Holdings Pty Limited                             Australia
Avery Dennison Holdings Limited                                                 Australia
Avery Dennison Materials Pty Limited                                            Australia
Avery Dennison Office Products Pty Limited                                      Australia
Avery Properties Pty. Limited                                                   Australia
JAC Asia Pacific Pty Ltd.                                                       Australia
JAC Australia Pty Ltd.                                                          Australia
Stimsonite Australia Pty Limited                                                Australia
Avery Dennison Osterreich G.m.b.H.                                              Austria
Avery Dennison Zweckform Austria G.m.b.H.                                       Austria
Avery Dennison Foreign Sales Corporation                                        Barbados
Avery Dennison Belgie B.V. B.A.                                                 Belgium
Avery Dennison Coordination Center B.V.B.A.                                     Belgium
Cardinal Insurance Limited                                                      Bermuda (U.S.A.)
Avery Dennison do Brasil Ltda.                                                  Brazil
Dennison Comercio, Importacas E Exportacao Ltda.                                Brazil
JAC do Brasil Ltda                                                              Brazil
Stimsonite do Brasil Ltda                                                       Brazil
Tiadeco Participacoes, Ltda.                                                    Brazil
Avery Dennison Canada Inc.                                                      Canada
Fasson Canada Inc.                                                              Canada
JAC Canada Inc.                                                                 Canada
Spartan Plastics Canada, Ltd                                                    Canada
Dennison Manufacturing (Trading) Ltd.                                           Channel Islands
Avery Dennison Chile S.A.                                                       Chile
Avery (China) Company Limited                                                   China
Avery Dennison (Guangzhou) Co. Ltd.                                             China
Avery Dennison (Guangzhou) Converted Products Limited                           China
Avery Dennison (Kunshan) Limited                                                China
Avery Dennison (Shanghai) International Trading Limited                         China
Yue Hwa Industrial Co. Ltd.                                                     China
Avery Dennison Colombia S.A.                                                    Colombia
Jackstadt Praha spol. R.o.                                                      Czech Republic
Avery Dennison Finance Danmark A.p. S.                                          Denmark
Avery Dennison Group Danmark A.p.S.                                             Denmark
Avery Dennison Nordic A/S                                                       Denmark
Avery Dennison Scandinavia A/S                                                  Denmark
Avery Dennison Security Printing Europe A/S                                     Denmark
Avery Etiketsystemer A/S                                                        Denmark
Etikettrykkeriet A/S                                                            Denmark
IWACO A/S                                                                       Denmark
JAC Skandinavia A/S                                                             Denmark
JAC Caribe C.s.Z.                                                               Dominican Republic
Avery Dennison Converted Products El Salvador S.A. de C.V.                      El Salvador
Avery Dennison (Fiji) Limited                                                   Fiji
Avery Dennison Suomi OY                                                         Finland
IWACO Labels & Labelling Systems OY                                             Finland
Avery Dennison Finance France S. A. S.                                          France
Avery Dennison France S.A.S.                                                    France
Avery Dennison Materials France S.A.R.L.                                        France
Avery Dennison Office Products France S. A. S.                                  France

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

                           Avery Dennison Corporation

                                                                                 JURISDICTION IN
NAME OF CURRENT SUBSIDIARY                                                       WHICH ORGANIZED
Avery Dennison Systemes d'etiquetage France S.A.S.                              France
Avery Holding S.A.                                                              France
CELT SNC                                                                        France
JAC France S.a.r.l. et CIE SNC                                                  France
Jackstadt France S.N.C.                                                         France
Jackstadt France SARL                                                           France
Avery Dennison Deutschland G.m.b.H.                                             Germany
Avery Dennison Europe Holding (Deutschland) G.m.b.H & Co KG                     Germany
Avery Dennison Finance Germany G.m.b.H.                                         Germany
Avery Dennison Holding G.m.b.H.                                                 Germany
Avery Dennison Materials G.m.b.H.                                               Germany
Avery Dennison Verwaltungs G.m.b.H.                                             Germany
Avery Dennison Zweckform Office Products Europe G.m.b.H.                        Germany
Avery Dennison Zweckform Unterstutzungskasse G.m.b.H.                           Germany
Avery Maschinen G.m.b.H.                                                        Germany
Blitz 02-050 GmbH                                                               Germany
Jackstadt GmbH                                                                  Germany
Jackstadt Vermongensverwaltungs Gmb                                             Germany
RVL Europe GmbH                                                                 Germany
Steinbeis Office Products Beteiligungs G.m.b.H.                                 Germany
Universal Packaging & Design GmbH                                               Germany
Avery Dennison G Investments I Limited                                          Gibraltar
Avery Dennison G Investments II Limited                                         Gibraltar
Avery Dennison G Investments III Limited                                        Gibraltar
Avery Dennison G Investments IV Limited                                         Gibraltar
Avery Dennison G Investments V Limited                                          Gibraltar
RVL Central America, S.A.                                                       Guatemala
Avery Dennison (Hong Kong) Limited                                              Hong Kong
L&E Packaging Far East Limited                                                  Hong Kong
Modern Mark International Limited                                               Hong Kong
RVL Packaging Far East Limited                                                  Hong Kong
RVL Printed Label Far East Limited                                              Hong Kong
Universal Packaging & Design, Ltd.                                              Hong Kong
Avery Dennison Hungary Limited                                                  Hungary
Avery Dennison Office Products Manufacturing & Trading Limited
Liability Company (Avery Dennison Ltd.)                                         Hungary
Jackstadt Trade Ltd.                                                            Hungary
Avery Dennison (India) Private Limited                                          India
RVL Packaging India Private Limited                                             India
PT Arvilindo Sentosa                                                            Indonesia
PT Avery Dennison Indonesia                                                     Indonesia
PT Robert Vincent Lyle Packaging Indonesia                                      Indonesia
PT Universal Globalindo                                                         Indonesia
Avery Dennison (Ireland) Limited                                                Ireland
Avery Dennison Materials Ireland Limited                                        Ireland
Dennison Ireland Limited                                                        Ireland
Dennison Office Products Limited                                                Ireland
Retail Products Limited                                                         Ireland
ADESPAN S.R.L.                                                                  Italy
Avery Dennison Italia S.p.A.                                                    Italy
Avery Dennison Office Products Italia S.r.l.                                    Italy
JAC Italia SRL                                                                  Italy
Avery Dennison-Maxell K.K.                                                      Japan

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

                           Avery Dennison Corporation

                                                                                 JURISDICTION IN
NAME OF CURRENT SUBSIDIARY                                                       WHICH ORGANIZED
Avery Dennison Korea Limited                                                    Korea
RVL Packaging Korea Ltd.                                                        Korea
Avery Dennison Finance Luxembourg S. A. R. L.                                   Luxembourg
Avery Dennison Holding Luxembourg S. A. R. L.                                   Luxembourg
Avery Dennison Luxembourg S.A.                                                  Luxembourg
Avery Dennison (Malaysia) SDN. BHD.                                             Malaysia
Avery Dennison Materials SDN BHD                                                Malaysia
JAC Asia/Pacific SDN BHD                                                        Malaysia
Avery de Mexico S.A. de C.V.                                                    Mexico
Avery Dennison Converted Products de Mexico, S.A. de C.V.                       Mexico
Avery Dennison Office Products De Mexico, S.A. de C.V.                          Mexico
Avery Dennison, S.A. de C.V.                                                    Mexico
L&E Americas Servicios, S.A. de C.V.                                            Mexico
L&E Americas, S.A. de C.V.                                                      Mexico
RVL Americas, S de R.L. de C.V.                                                 Mexico
RVL Service, S. DE R.L. de C.V.                                                 Mexico
Avery Dennison B. V.                                                            Netherlands
Avery Dennison Holding & Finance The Netherlands B. V.                          Netherlands
Avery Dennison Hong Kong B.V.                                                   Netherlands
Avery Dennison Investments The Netherlands B. V.                                Netherlands
Avery Dennison Materials Nederland B.V.                                         Netherlands
Avery Holding B.V.                                                              Netherlands
Dennison International Holding B.V.                                             Netherlands
Avery Dennison Office Products (NZ) Limited                                     New Zealand
JAC New Zealand Limited                                                         New Zealand
Avery Dennison Norge A/S                                                        Norway
Iwaco Norge AS                                                                  Norway
Avery Dennison Peru S. A.                                                       Peru
ADC Philippines, Inc.                                                           Philippines
RVL Packaging Philippines, Inc.                                                 Philippines
Avery Dennison Polska Sp. Z O.O.                                                Poland
IWACO Polska                                                                    Poland
Jackstadt Polska sp. Zo.o                                                       Poland
Fasson Portugal Produtos Auto-Adesivos LDA.                                     Portugal
Avery Dennison Singapore (PTE) Ltd                                              Singapore
RVL Packaging Singapore PTE Ltd.                                                Singapore
Universal Packaging & Design PTE Ltd.                                           Singapore
Avery Dennison Office Products (PTY.) Ltd.                                      South Africa
Avery Dennison South Africa (Proprietary) Limited                               South Africa
Jackstadt South Africa (Pty.) Ltd.                                              South Africa
Avery Dennison Iberica, S.A.                                                    Spain
Avery Dennison Sverige AB                                                       Sweden
Avery Etikettsystem Svenska AB                                                  Sweden
Ocawi Sverige AB                                                                Sweden
A.V. Chemie GmbH                                                                Switzerland
Avery Dennison Holding AG                                                       Switzerland
Avery Dennison Office Products Europe GmbH                                      Switzerland
Avery Dennison Schweiz AG                                                       Switzerland
Jackstadt (Switzerland) AG                                                      Switzerland
RVL Packaging Taiwan Ltd.                                                       Taiwan
Avery Dennison (Thailand) Ltd.                                                  Thailand
JAC Thai KK                                                                     Thailand
Avery Dennison Etiket Ticaret Limited Sirketi                                   Turkey

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

                           Avery Dennison Corporation

                                                                                 JURISDICTION IN
NAME OF CURRENT SUBSIDIARY                                                       WHICH ORGANIZED
RVL Foreign Trade Ltd.                                                          Turkey
RVL Textile Corporation Turkey                                                  Turkey
AEAC, Inc.                                                                      U.S.A.
Avery Corp.                                                                     U.S.A.
Avery Dennison G Holdings I Company                                             U.S.A.
Avery Dennison G Holdings II Company                                            U.S.A.
Avery Dennison Health Management Corporation                                    U.S.A.
Avery Dennison Office Products Company                                          U.S.A.
Avery Dennison Overseas Corporation                                             U.S.A.
Avery Dennison Shared Services, Inc.                                            U.S.A.
Avery Graphic Systems, Inc.                                                     U.S.A.
Avery Pacific Corporation                                                       U.S.A.
Avery Research Center, Inc.                                                     U.S.A.
Avery, Inc.                                                                     U.S.A.
Dennison Development Associates                                                 U.S.A.
Dennison International Company                                                  U.S.A.
Dennison Manufacturing Company                                                  U.S.A.
DMC Development Corporation                                                     U.S.A.
JAC USA, Inc.                                                                   U.S.A.
Monarch Industries, Inc.                                                        U.S.A.
RVL Packaging, Inc.                                                             U.S.A.
Security Printing Division, Inc.                                                U.S.A.
Spartan International, Inc.                                                     U.S.A.
Stimsonite Corporation                                                          U.S.A.
Stimsonite International, Inc.                                                  U.S.A.
ADESPAN U.K. Limited                                                            United Kingdom
Avery Automotive Limited                                                        United Kingdom
Avery Dennison Materials U.K. Limited                                           United Kingdom
Avery Dennison Office Products U.K. Limited                                     United Kingdom
Avery Dennison Pension Trustee Limited                                          United Kingdom
Avery Dennison U.K. Limited                                                     United Kingdom
Avery Guidex Limited                                                            United Kingdom
Avery Holding Limited                                                           United Kingdom
JAC (U.K.) Limited                                                              United Kingdom
LAC Retail Systems Limited                                                      United Kingdom
Stimsonite Europa Limited                                                       United Kingdom
Zweckform U.K. Ltd.                                                             United Kingdom
Avery Dennison C.A.                                                             Venezuela

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